APPENDIX 3B
NEW ISSUANCE ANNOUNCEMENT
--------------------------------------------------------------------------------



                                                Rule 2.7, 3.10.3, 3.10.4, 3.10.5

                                   APPENDIX 3B

                             NEW ISSUE ANNOUNCEMENT,
               APPLICATION FOR QUOTATION OF ADDITIONAL SECURITIES
                                  AND AGREEMENT

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX's property and may be made public.

Introduced  1/7/96.  Origin:  Appendix  5.  Amended  1/7/98,  1/9/99,  1/7/2000,
30/9/2001,  11/3/2002,  1/1/2003.


Name  of  entity
--------------------------------------------------------------------------------
PROGEN  INDUSTRIES  LIMITED
--------------------------------------------------------------------------------

ABN
------------------------------
82  010  975  612
------------------------------
We  (the  entity)  give  ASX  the  following  information.


PART  1  -  ALL  ISSUES
You must complete the relevant sections (attach sheets if there is not enough space).

                                                   -----------------------------
1    +Class  of  +securities  issued  or  to  be   Ordinary  shares
     issued
                                                   -----------------------------

                                                   -----------------------------
2    Number  of  +securities  issued  or  to       57,500  Ordinary  shares
     be  issued  (if  known)  or  maximum
     number  which  may  be  issued
                                                   -----------------------------

                                                   -----------------------------
3    Principal  terms  of  the  +securities  (eg,  None
     if  options,  exercise  price  and  expiry
     date;  if  partly  paid  +securities,  the
     amount  outstanding  and  due  dates
     for  payment;  if  +convertible
     securities,  the  conversion  price  and
     dates  for  conversion)
                                                   -----------------------------

--------------------------------------------------------------------------------
+  See  chapter  19  for  defined  terms.

1/1/2003                                                   Appendix  3B  Page  1

                                                   -----------------------------
4    Do  the  +securities  rank  equally  in all   Yes
     respects from the date of allotment with an existing +class of quoted
     +securities?

     If  the  additional  securities  do  not
     rank  equally,  please  state:                Not  Applicable
     -    the  date  from  which  they  do
     -    the  extent  to  which  they
          participate  for  the  next  dividend,
          (in  the  case  of  a  trust,
          distribution)  or  interest  payment
     -    the  extent  to  which  they  do  not
          rank  equally,  other  than  in
          relation  to  the  next  dividend,
          distribution  or  interest  payment
                                                   -----------------------------

                                                   -----------------------------
5    Issue  price  or  consideration               $2.50  per  share
                                                   -----------------------------

                                                   -----------------------------
6    Purpose  of  the  issue
     (If  issued  as  consideration  for  the      57,500 Employee Options
     acquisition  of  assets,  clearly  identify   converted into ordinary
     those  assets)                                shares at $2.50  per  share
                                                   in terms  of the  Employee
                                                   Option  Scheme  issued  in
                                                   November  2003.
                                                   -----------------------------

                                                   -----------------------------
7    Dates  of  entering  +securities  into        26  November  2004.
     uncertificated  holdings  or  despatch
     of  certificates
                                                   -----------------------------

                                                   -----------------------------
                                                   Number        +Class
                                                   -----------------------------
8    Number  and  +class  of  all  +securities     35,458,589    Ordinary shares
     quoted  on  ASX  (including  the              3,721,729     Options which
     securities  in  clause  2  if  applicable)                  expire on 31
                                                                 May 2005
                                                   -----------------------------



--------------------------------------------------------------------------------
+  See  chapter  19  for  defined  terms.

Appendix  3B  Page  2                                                   1/1/2003

APPENDIX 3B
NEW ISSUANCE ANNOUNCEMENT
--------------------------------------------------------------------------------


                                                   -----------------------------
                                                   Number        +Class
                                                   -----------------------------
9    Number  and  +class  of  all                 952,020        Options  for
     +securities  not  quoted  on  ASX                           Ordinary shares
     (including  the  securities  in  clause  2   1,448,508      Options for
     if  applicable)                                             Ordinary Shares
                                                                 issued  on  the
                                                                 same  terms  as
                                                                 those options
                                                                 issued  to
                                                                 shareholder  in
                                                                 November  2003.
                                                   -----------------------------

                                                   -----------------------------
10   Dividend  policy  (in  the  case  of  a       Not  Applicable.
     trust,  distribution  policy)  on  the
     increased  capital  (interests)

                                                   -----------------------------

PART  2  -  BONUS  ISSUE  OR  PRO  RATA  ISSUE

                                                   -----------------------------
11   Is  security  holder  approval                Not  Applicable.
     required?
                                                   -----------------------------

                                                   -----------------------------
12   Is  the  issue  renounceable  or  non-        Not  Applicable.
     renounceable?
                                                   -----------------------------

                                                   -----------------------------
13   Ratio  in  which  the  +securities  will      Not  Applicable.
     be  offered
                                                   -----------------------------

                                                   -----------------------------
14   +Class  of  +securities  to  which  the       Not  Applicable.
     offer  relates
                                                   -----------------------------

                                                   -----------------------------
15   +Record  date  to  determine                  Not  Applicable.
     entitlements
                                                   -----------------------------

                                                   -----------------------------
16   Will  holdings  on  different  registers      Not  Applicable.
     (or  subregisters)  be  aggregated  for
     calculating  entitlements?
                                                   -----------------------------

                                                   -----------------------------
17   Policy  for  deciding  entitlements  in       Not  Applicable.
     relation  to  fractions
                                                   -----------------------------

                                                   -----------------------------
18   Names  of  countries  in  which  the          Not  Applicable.
     entity has +security holders who will not be sent new issue documents

     Note: Security holders must be told how their entitlements are to be dealt with.

     Cross  reference:  rule  7.7.
                                                   -----------------------------

                                                   -----------------------------
19   Closing  date  for  receipt  of               Not  Applicable.
     acceptances  or  renunciations
                                                   -----------------------------

--------------------------------------------------------------------------------
+  See  chapter  19  for  defined  terms.

1/1/2003                                                   Appendix  3B  Page  3

                                                   -----------------------------
20    Names  of  any  underwriters                 Not  Applicable.
                                                   -----------------------------

                                                   -----------------------------
21   Amount  of  any  underwriting  fee  or        Not  Applicable.
     commission
                                                   -----------------------------

                                                   -----------------------------
22   Names  of  any  brokers  to  the  issue       Not  Applicable.
                                                   -----------------------------

                                                   -----------------------------
23   Fee  or  commission  payable  to  the         Not  Applicable.
     broker  to  the  issue
                                                   -----------------------------

                                                   -----------------------------
24   Amount  of  any  handling  fee  payable       Not  Applicable.
     to  brokers  who  lodge  acceptances
     or  renunciations  on  behalf  of
     +security  holders
                                                   -----------------------------

                                                   -----------------------------
25   If  the  issue  is  contingent  on            Not  Applicable.
     +security  holders'  approval,  the  date
     of  the  meeting
                                                   -----------------------------

                                                   -----------------------------
26   Date  entitlement  and  acceptance            Not  Applicable.
     form  and  prospectus  or  Product
     Disclosure  Statement  will  be  sent  to
     persons  entitled
                                                   -----------------------------

                                                   -----------------------------
27   If  the  entity  has  issued  options,  and   Not  Applicable.
     the  terms  entitle  option  holders  to
     participate  on  exercise,  the  date  on
     which  notices  will  be  sent  to  option
     holders
                                                   -----------------------------

                                                   -----------------------------
28   Date  rights  trading  will  begin  (if       Not  Applicable.
     applicable)
                                                   -----------------------------

                                                   -----------------------------
29   Date  rights  trading  will  end  (if         Not  Applicable.
     applicable)
                                                   -----------------------------

                                                   -----------------------------
30   How  do  +security  holders  sell  their      Not  Applicable.
     entitlements  in  full  through  a
     broker?
                                                   -----------------------------

                                                   -----------------------------
31   How  do  +security  holders  sell  part       Not  Applicable.
     of  their  entitlements  through  a
     broker  and  accept  for  the  balance?
                                                   -----------------------------


--------------------------------------------------------------------------------
+  See  chapter  19  for  defined  terms.

Appendix  3B  Page  4                                                   1/1/2003

APPENDIX 3B
NEW ISSUANCE ANNOUNCEMENT
--------------------------------------------------------------------------------


                                                   -----------------------------
32   How  do  +security  holders  dispose  of      Not  Applicable.
     their  entitlements  (except  by  sale
     through  a  broker)?
                                                   -----------------------------

                                                   -----------------------------
33   +Despatch  date                               Not  Applicable.
                                                   -----------------------------



PART  3  -  QUOTATION  OF  SECURITIES
You need only complete this section if you are applying for quotation of securities

34   Type  of  securities
     (tick  one)

(a)  X  Securities  described  in  Part  1

(b) [ ] All  other  securities

        Example: restricted securities at the end of the escrowed period, partly paid securities that become fully paid, employee incentive share securities when restriction ends, securities issued on expiry or conversion of convertible securities

ENTITIES  THAT  HAVE  TICKED  BOX  34(A)

ADDITIONAL  SECURITIES  FORMING  A  NEW  CLASS  OF  SECURITIES


Tick  to  indicate  you  are  providing  the  information  or  documents

35 [ ] If the +securities are +equity securities, the names of the 20 largest holders of the additional +securities, and the number and percentage of additional +securities held by those holders

36 [ ] If  the +securities are +equity securities, a distribution schedule of the additional +securities setting out the number of holders in the categories
       1  -  1,000
       1,001  -  5,000
       5,001  -  10,000
       10,001  -  100,000
       100,001  and  over

37 [ ] A copy  of  any  trust  deed  for  the  additional  +securities

ENTITIES  THAT  HAVE  TICKED  BOX  34(B)
                                                   -----------------------------
38   Number  of  securities  for  which
     +quotation  is  sought
                                                   -----------------------------

--------------------------------------------------------------------------------
+  See  chapter  19  for  defined  terms.

1/1/2003                                                   Appendix  3B  Page  5

                                                   -----------------------------
39   Class  of  +securities  for  which
     quotation  is  sought
                                                   -----------------------------

                                                   -----------------------------
40   Do  the  +securities  rank  equally  in  all
     respects  from  the  date  of  allotment
     with  an  existing  +class  of  quoted
     +securities?
     If  the  additional  securities  do  not
     rank  equally,  please  state:
     -    the  date  from  which  they  do
     -    the  extent  to  which  they
          participate  for  the  next  dividend,
          (in  the  case  of  a  trust,
          distribution)  or  interest  payment
     -    the  extent  to  which  they  do  not
          rank  equally,  other  than  in
          relation  to  the  next  dividend,
          distribution  or  interest  payment
                                                   -----------------------------

                                                   -----------------------------
41   Reason  for  request  for  quotation
     now

     Example: In the case of restricted securities, end of restriction period

     (if  issued  upon  conversion  of
     another  security,  clearly  identify  that
     other  security)
                                                   -----------------------------

                                                   -----------------------------
                                                   Number        +Class
                                                   -----------------------------
42   Number  and  +class  of  all  +securities
     quoted  on  ASX  (including  the
     securities  in  clause  38)
                                                   -----------------------------

--------------------------------------------------------------------------------
+  See  chapter  19  for  defined  terms.

Appendix  3B  Page  6                                                   1/1/2003

APPENDIX 3B
NEW ISSUANCE ANNOUNCEMENT
--------------------------------------------------------------------------------


QUOTATION  AGREEMENT

1 +Quotation of our additional +securities is in ASX's absolute discretion. ASX may quote the +securities on any conditions it decides.

2    We  warrant  the  following  to  ASX.

     - The issue of the +securities to be quoted complies with the law and is not for an illegal purpose.

     -    There  is  no  reason  why  those  +securities  should  not be granted
          +quotation.

     - An offer of the +securities for sale within 12 months after their issue will not require disclosure under section 707(3) or section 1012C(6) of the Corporations Act.

          Note: An entity may need to obtain appropriate warranties from subscribers for the securities in order to be able to give this warranty

     - Section 724 or section 1016E of the Corporations Act does not apply to any applications received by us in relation to any +securities to be quoted and that no-one has any right to return any +securities to be quoted under sections 737, 738 or 1016F of the Corporations Act at the time that we request that the +securities be quoted.

     - We warrant that if confirmation is required under section 1017F of the Corporations Act in relation to the +securities to be quoted, it has been provided at the time that we request that the +securities be quoted.

     - If we are a trust, we warrant that no person has the right to return the +securities to be quoted under section 1019B of the Corporations Act at the time that we request that the +securities be quoted.


--------------------------------------------------------------------------------
+  See  chapter  19  for  defined  terms.

1/1/2003                                                   Appendix  3B  Page  7

3 We will indemnify ASX to the fullest extent permitted by law in respect of any claim, action or expense arising from or connected with any breach of the warranties in this agreement.

4 We give ASX the information and documents required by this form. If any information or document not available now, will give it to ASX before +quotation of the +securities begins. We acknowledge that ASX is relying on the information and documents. We warrant that they are (will be) true and complete.

                 /s/ Linton Burns

Signature
          (Company  Secretary)

Date:     26  November  2004


Print  name:     Linton  Burns

                                 == == == == ==


--------------------------------------------------------------------------------
+  See  chapter  19  for  defined  terms.

Appendix  3B  Page  8                                                   1/1/2003